EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert Farrell, the Chief Financial Officer of Amarantus BioScience Holdings, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended December 31, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2015	/s/ Robert Farrell
Robert Farrell
Chief Financial Officer (Principal Financial Officer)